EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK

BlackRock Latin America Fund, Inc. Investor and Institutional Shares

SUMMARY PROSPECTUS | FEBRUARY 26, 2010

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

BlackRock
Latin America
Fund, Inc.:
Class	Ticker Symbol

Investor A Shares	MDLTX
Investor B Shares	MBLTX
Investor C Shares	MCLTX
Institutional Shares	MALTX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated February 26, 2010, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Summary Prospectus

Key Facts About BlackRock Latin America Fund, Inc.

Investment Objective

The investment objective of BlackRock Latin America Fund, Inc. (the “Latin America Fund” or the “Fund”) is to provide long-term capital appreciation by investing primarily in equity and debt securities of issuers in Latin American countries.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Latin America Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”). More information about these and other discounts is available from your financial professional and in the “Details about the Share Classes” section on page 32 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-56 of the Fund’s statement of additional information.

Shareholder Fees	Investor A	Investor B	Investor C	Institutional
(fees paid directly from your investment)	Shares	Shares	Shares	Shares

Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)	5.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None [1]	4.50%[2]	1.00%[3]	None

Redemption Fee (as a percentage of amount redeemed
or exchanged within 30 days)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a	Investor A	Investor B	Investor C	Institutional
percentage of the value of your investment)	Shares	Shares	Shares	Shares

Management Fee	1.00%	1.00%	1.00%	1.00%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None

Other Expenses	0.38%	0.62%	0.49%	0.35%

Total Annual Fund Operating Expenses	1.63%	2.62%	2.49%	1.35%

[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about the Share Classes — Investor B Shares” in the Fund’s prospectus for the complete schedule of CDSCs.)

[3]	There is no CDSC on Investor C Shares after one year.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares	$682	$1,012	$1,365	$2,356

Investor B Shares	$715	$1,164	$1,590	$2,713

Investor C Shares	$352	$776	$1,326	$2,826

Institutional Shares	$137	$428	$739	$1,624

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Investor B Shares	$265	$814	$1,390	$2,713

Investor C Shares	$252	$776	$1,326	$2,826

Portfolio Turnover:

The Latin America Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Latin America Fund will invest at least 80% of its total assets in Latin American securities. The Fund emphasizes equity securities of companies of any market capitalization located in Latin America. The Fund will not seek to invest in a large number of countries in Latin America. The Fund may also buy debt securities issued by governmental entities, corporations, and financial institutions of these countries and supranational organizations. Fund management chooses securities using a combination of “top down” and “bottom up” investment styles. “Top down” means that the Fund seeks to allocate its investments to markets that Fund management believes have the potential to outperform other markets due to economic factors such as government fiscal policies and the direction of interest rates and currency movements. “Bottom up” means that the Fund also selects investments based on Fund management’s assessment of the earnings prospects of individual companies.

The Fund can invest in securities denominated in the currencies of Latin American countries or in other currencies.

The Fund may invest in derivative securities or instruments such as options (including warrants) and futures, the value of which is based on a common stock or group of common stocks. From time to time the Fund may invest in shares of companies through initial public offerings (IPOs).

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Latin America Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

  Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
—	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

—	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

—

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

—	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

—	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

—	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

  Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

  Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  “New Issues” Risk — “New Issues” are initial public offerings (“IPOs”) of equity securities of U.S. or non-U.S. issuers. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

  Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

  Risks of Investing in Latin America — The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

Performance Information

The information shows you how the Latin America Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Latin America IndexSM. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Updated information on the Fund’s results can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS1
Latin America Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 46.28% (quarter ended June 30, 2009) and the lowest return for a quarter was –36.23% (quarter ended December 31, 2008).

As of 12/31/09 Average Annual Total Returns
	1 Year	5 Years[1]	10 Years[1]

BlackRock Latin America Fund, Inc. — Investor A
Return Before Taxes	108.68%	25.58%	17.61%
Return After Taxes on Distributions	107.65%	24.61%	17.08%
Return After Taxes on Distributions and Sale of Shares	70.62%	22.63%	15.92%

BlackRock Latin America Fund, Inc. — Investor B
Return Before Taxes	113.69%	25.74%	17.50%

BlackRock Latin America Fund, Inc. — Investor C
Return Before Taxes	117.39%	25.95%	17.31%

BlackRock Latin America Fund, Inc. — Institutional
Return Before Taxes	120.93%	27.28%	18.55%

Morgan Stanley Capital International (MSCI) Emerging Markets Latin
America IndexSM (Reflects no deduction for fees, expenses or taxes)	104.19%	26.47%	17.59%

[1]

For the fiscal year ended November 30, 2007, a portion of the Fund’s return for each share class consisted of a payment by the investment advisor in order to resolve a regulatory issue relating to an investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C and Institutional Shares will vary.

Investment Manager

The Latin America Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock Investment Management, LLC. Where applicable, BlackRock refers also to the Fund’s sub-advisers.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

William Landers, CFA	2002	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the “NYSE” or “Exchange”) is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

Investor A and Investor C Shares
		Investor B Shares[1]	Institutional Shares

Minimum Initial Investment	$1,000 for all accounts	Available only through	$2 million for institutions and
	except:	exchanges and dividend	individuals.
	•$250 for certain fee-based	reinvestments by current	Institutional Shares are
	programs.	holders and for purchase by	available to clients of
	•$100 for retirement plans.	certain qualified employee	registered investment advisors
	•$50, if establishing	benefit plans.	who have $250,000 invested
	Automatic Investment Plan		in the Fund.
(“AIP”).

Minimum Additional	$50 for all accounts except	N/A	No subsequent minimum
Investment	certain retirement plans and
programs may have a lower
minimum.

[1]	Investor B Shares are available only in limited circumstances.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

* * *

The Fund’s prospectus and statement of additional information, both dated February 26, 2010, are incorporated by reference into this Summary Prospectus.

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INVESTMENT COMPANY ACT FILE # 811-06349 © BlackRock Advisors, LLC BR Latin America Fund, Inc. — Investor SPRO-LATAM-0210